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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 10, 1998



                           HEARTLAND TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-11956                                    36-1487580
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 (Commission File Number)              (I.R.S. Employer Identification No.)


         547 WEST JACKSON BOULEVARD,
              CHICAGO, ILLINOIS                             60661
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   (Address of Principal Executive Offices)              (Zip Code)


                                 (312) 294-0497
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              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         (a)

                  On April 10, 1998, Heartland Technology, Inc. (the "Registrant" or the "Company") entered into an Agreement and Plan of Reorganization (the "Purchase Agreement"), by and among Solder Station-One, Inc., a California corporation ("Solder Station"), Odilon Cardenas and Enedina Cardenas (the stockholders of Solder Station, collectively referred to as the "Founders"), the Company and SS Acquisition Corporation, a California corporation and newly formed wholly owned subsidiary of the Company ("Merger Sub").

                  Pursuant to the Purchase Agreement, Solder Station and Merger Sub filed a Merger Agreement with the Secretary of State of the State of California, whereupon Merger Sub merged with and into Solder Station (the "Merger") and Solder Station (as the surviving corporation in the Merger) became a wholly owned subsidiary of the Company, effective April 10, 1998.

                  Prior to the Merger, neither Solder Station nor the Founders had any material relationship with the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

                  Pursuant to the Purchase Agreement and in consideration of the Merger, the Company purchased from the Founders all of the shares of common stock of Solder Station that were outstanding prior to the Merger for $7,460,000 (the "Aggregate Consideration"), excluding escrow fees of $5,310. The Aggregate Consideration was determined as a result of arms-length negotiations and consisted of the following: (i) cash in the amount of $5,185,000 (the "Cash Consideration"); (ii) a promissory note made by Solder Station and Merger Sub, in the aggregate principal amount of $1,700,000, payable in four semiannual installments (the first three of which will be $400,000 and the last of which will be $500,000) beginning eighteen months from the closing date of the transaction (the "Closing Date"), with interest accruing at an annual rate of 8% payable in arrears on the last day of each calendar quarter commencing on June 30, 1998, and guaranteed by the Company pursuant to a Continuing Guaranty between Founders and the Company dated as of April 10, 1998 (the "Continuing Guaranty"); (iii) a promissory note made by Solder Station and Merger Sub, in the aggregate principal amount of $400,000, payable either one year from the Closing Date or three years from the Closing Date if, and only if, Solder Station meets certain operating income goals, and guaranteed by the Company pursuant to

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the Continuing Guaranty; and (iv) a promissory note in the amount of $175,000 made by Solder Station and Merger Sub payable when and to the extent Solder Station is able to collect on certain accounts receivables.

                  The source of $3,000,000 of the Cash Consideration was financing obtained through a certain Loan and Security Agreement, dated April 10, 1998, by and between Solder Station, Merger Sub, and LaSalle National Bank (the "Loan Agreement"). The Loan Agreement provides for revolving credit loans in an aggregate principal amount not to exceed $1,500,000, an acquisition loan in the principal amount of $900,000, and a term loan in the principal amount of $1,200,000. The loans are secured by a lien on the assets of Solder Station and a pledge of its stock. The loans are also guaranteed by the Company pursuant to a Guaranty, dated as of April 10, 1998.


         (b)

                  In connection with the Merger, the Company acquired Solder Station's equipment used in providing finishing services for printed circuit boards. Solder Station will continuing using such equipment in providing such services.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (a) Financial Statements of Business Acquired. It is impracticable to provide the required financial statements for the business acquired by the Registrant for the periods specified in Rule 3-05(b) with this Report at this time. The Registrant will file such required financial statements for the business acquired by the Registrant as soon as practicable, but not later than 60 days after the date on which this Report is required to be filed.

         (b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information relative to the business acquired by the Registrant pursuant to Article 11 of Regulation S-X. The Registrant will file such required pro forma financial information relative to the business acquired by the Registrant as soon as practicable, but not later than 60 days after the date on which this Report is required to be filed.




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
         (c)      Exhibits.

         Exhibit No.                                 Description
         ----------                                  -----------

                  2.1 Agreement and Plan of Reorganization, dated as of April 10, 1998, by and among Solder Station-One, Inc., Odilon Cardenas, Enedina Cardenas, Heartland Technology, and SS Acquisition Corporation. (filed herewith) +

                  99.1 Promissory Note, dated April 10, 1998, of Solder Station-One, Inc. and SS Acquisition Corporation, in the principal amount of $1,700,000, and payable to Odilon Cardenas and Enedina Cardenas. (filed herewith)

                  99.2 Promissory Note, dated April 10, 1998, of Solder Station-One, Inc. and SS Acquisition Corporation, in the principal amount of $400,000, and payable to Odilon Cardenas and Enedina Cardenas. (filed herewith)

                  99.3 Promissory Note, dated April 10, 1998, of Solder Station-One, Inc. and SS Acquisition Corporation, in the principal amount of $175,000, and payable to Corporate Finance Associates. (filed herewith)

                  99.4 Continuing Guaranty, dated as of April 10, 1998, by Heartland Technology, Inc. in favor of Odilon Cardenas and Enedina Cardenas. (filed herewith)

                  99.5 Loan and Security Agreement, dated as of April 10, 1998, by and between Solder Station-One, Inc., SS Acquisition Corporation, and LaSalle National Bank. (filed herewith)

                  99.6 Guaranty, dated as of April 10, 1998, from Heartland Technology, Inc. to LaSalle National Bank. (filed herewith)

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                  +        Certain schedules and similar attachments have been
                           omitted. The Registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.



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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Heartland Technology, Inc.
                                         ---------------------------
                                                (Registrant)



Date: April 24, 1998                              By: /s/ Leon F. Fiorentino
                                                          ----------------------
                                                  Name:   Leon F. Fiorentino
                                                  Title:  Vice President




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

                                  EXHIBIT INDEX


Exhibit No.                                 Description
----------                            ------------------------

         2.1 Agreement and Plan of Reorganization, dated as of April 10, 1998, by and among Solder Station-One, Inc., Odilon Cardenas, Enedina Cardenas, Heartland Technology, and SS Acquisition Corporation. (filed herewith) +

         99.1 Promissory Note, dated April 10, 1998, of Solder Station-One, Inc. and SS Acquisition Corporation, in the principal amount of $1,700,000, and payable to Odilon Cardenas and Enedina Cardenas. (filed herewith)

         99.2 Promissory Note, dated April 10, 1998, of Solder Station-One, Inc. and SS Acquisition Corporation, in the principal amount of $400,000, and payable to Odilon Cardenas and Enedina Cardenas. (filed herewith)

         99.3 Promissory Note, dated April 10, 1998, of Solder Station-One, Inc. and SS Acquisition Corporation, in the principal amount of $175,000, and payable to Corporate Finance Associates. (filed herewith)

         99.4 Continuing Guaranty, dated as of April 10, 1998, by Heartland Technology, Inc. in favor of Odilon Cardenas and Enedina Cardenas. (filed herewith)

         99.5 Loan and Security Agreement, dated as of April 10, 1998, by and between Solder Station-One, Inc., SS Acquisition Corporation, and LaSalle National Bank. (filed herewith)

         99.6 Guaranty, dated as of April 10, 1998, from Heartland Technology, Inc. to LaSalle National Bank. (filed herewith)

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         +        Certain schedules and similar attachments have been omitted.
                  The Registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.


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